Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Ed Sweeney 646.231.0268

BlackRock Reports Second Quarter 2023 Diluted EPS of $9.06, or $9.28 as adjusted
New York, July 14, 2023 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and six months ended June 30, 2023.

$80 billion of quarterly total net inflows reflect continued strength of broad-based platform with positive flows across client types and regions

$831 billion increase in AUM since year-end 2022, driven by consistent organic growth and positive market and foreign exchange movements

1% decrease in revenue year-over-year primarily driven by the impact of market movements over the past twelve months on average AUM

3% decrease in operating income year-over-year

28% increase in diluted EPS year-over-year (26% as adjusted) reflects significantly higher nonoperating income in the current quarter

$375 million of share repurchases in the current quarter

Laurence D. Fink, Chairman and CEO:

“Our platform-as-a-service strategy is designed to deliver better investment and technology outcomes, and is resonating with clients. BlackRock generated an industry-leading $190 billion of total net inflows in the first half of 2023, including $80 billion in the second quarter. Our strong investment performance and deep partnerships with clients have led to sustained organic growth, which when combined with improving market and currency movements has resulted in an $831 billion increase in BlackRock’s AUM since year-end 2022.

“As highlighted at our recent investor day, we are in the early stages of clients consolidating their investment management and technology requirements with comprehensive platforms that deliver the performance they need. Wealth and institutional clients across regions continue to turn to BlackRock for solutions across their whole portfolio – driving second quarter net inflows across ETFs with $48 billion, cash with $23 billion and active with $4 billion. We delivered technology services revenue and ACV growth as clients leverage Aladdin to support their investment processes. Clients are looking to do more with Aladdin, and approximately half of 2023 mandates have been across multiple technology offerings.

“For years, we have focused on delivering One BlackRock to clients with cohesive, horizontal connectivity and a set of integrated services. We have built the sole platform strategy in asset management, providing technology and advisory services, alongside ETFs, active and private markets capabilities. Our platform-as-a-service strategy powered by strong performance is leading to clients consolidating more of their portfolios with BlackRock. We believe our clients, shareholders and employees will all be beneficiaries of our differentiated approach.”

FINANCIAL RESULTS			NET FLOW HIGHLIGHTS(1)
	Q2	Q2		Q2	YTD
(in millions, except per share data)	2023	2022	(in billions)	2023	2023
AUM	$9,425,212	$8,487,410	Long-term net flows:	$57	$159
% change	11%
Average AUM	$9,187,240	$9,022,278	By region:
% change	2%		Americas	$28	$90
Total net flows	$80,162	$89,573	EMEA	13	36
			APAC	16	33
GAAP basis:
Revenue	$4,463	$4,526	By client type:
% change	(1)%
Operating income	$1,615	$1,668	Retail:	$4	$4
% change	(3)%		US	4	4
Operating margin	36.2%	36.9%	International	0.2	0.3
Net income(1)	$1,366	$1,077
% change	27%		ETFs:	$48	$70
Diluted EPS	$9.06	$7.06	Core equity	13	17
% change	28%		Strategic	40	69
Weighted-average diluted shares	150.7	152.5	Precision	(5)	(16)
% change	(1)%
			Institutional:	$5	$86
As Adjusted(2):			Active	9	81
Operating income	$1,675	$1,727	Index	(4)	5
% change	(3)%
Operating margin	42.5%	43.7%
Net income(1)	$1,399	$1,122	Cash management net flows	$23	$31
% change	25%
Diluted EPS	$9.28	$7.36
% change	26%		Total net flows	$80	$190

_________________________
(1)   Net income represents net income attributable to BlackRock, Inc.
(2)   See pages 11 through 13 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2023, BlackRock updated the definitions of its non-
      GAAP financial measures to exclude the impact of market valuation changes on certain deferred cash compensation plans which the Company began economically hedging in 2023.

			_________________________ (1) Totals may not add due to rounding.

BUSINESS RESULTS

					Q2 2023
			Q2 2023		Base fees(1)
			Base fees(1)	June 30, 2023	and securities
	Q2 2023	June 30, 2023	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$3,789	$903,630	$1,044	10%	29%
ETFs	47,993	3,215,932	1,460	33%	40%
Institutional:
Active	9,392	1,812,719	640	19%	18%
Index	(4,483)	2,782,790	241	30%	7%
Total institutional	4,909	4,595,509	881	49%	25%
Long-term	56,691	8,715,071	3,385	92%	94%
Cash management	23,471	710,141	226	8%	6%
Total	$80,162	$9,425,212	$3,611	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$4,435	$2,516,396	$1,635	27%	46%
Index and ETFs	52,256	6,198,675	1,750	65%	48%
Long-term	56,691	8,715,071	3,385	92%	94%
Cash management	23,471	710,141	226	8%	6%
Total	$80,162	$9,425,212	$3,611	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$(4,317)	$4,961,344	$1,805	52%	51%
Fixed income	43,821	2,668,851	879	28%	24%
Multi-asset	17,365	811,927	300	9%	8%
Alternatives:
Illiquid alternatives	3,049	127,678	206	1%	6%
Liquid alternatives	(2,485)	78,056	146	1%	4%
Currency and commodities	(742)	67,215	49	1%	1%
Total Alternatives	(178)	272,949	401	3%	11%
Long-term	56,691	8,715,071	3,385	92%	94%
Cash management	23,471	710,141	226	8%	6%
Total	$80,162	$9,425,212	$3,611	100%	100%

(1)
Base fees include investment advisory and administration fees.

INVESTMENT PERFORMANCE AT June 30, 2023(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	78%	88%	90%
Tax-exempt	74%	66%	38%
Index AUM within or above applicable tolerance	95%	98%	99%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	75%	52%	81%
Systematic	72%	67%	71%
Index AUM within or above applicable tolerance	98%	98%	99%

(1)
Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 14 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Martin S. Small, will host a teleconference call for investors and analysts on Friday, July 14, 2023 at 7:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (773) 305-6867, or from outside the United States, (866) 400-0049, shortly before 7:30 a.m. and reference the BlackRock Conference Call (ID Number 9612017). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. (Eastern Time) on Friday, July 14, 2023. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2023	2022	Change		2023	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$3,427	$3,528	$(101)		$3,335	$92
Securities lending revenue	184	160	24		167	17
Total investment advisory, administration fees and securities lending revenue	3,611	3,688	(77)		3,502	109
Investment advisory performance fees	118	106	12		55	63
Technology services revenue	359	332	27		340	19
Distribution fees	319	361	(42)		319	-
Advisory and other revenue	56	39	17		27	29
Total revenue	4,463	4,526	(63)		4,243	220

Expense
Employee compensation and benefits	1,429	1,414	15		1,427	2
Distribution and servicing costs	518	572	(54)		505	13
Direct fund expense	344	304	40		315	29
General and administration expense	520	530	(10)		521	(1)
Amortization of intangible assets	37	38	(1)		37	-
Total expense	2,848	2,858	(10)		2,805	43

Operating income	1,615	1,668	(53)		1,438	177

Nonoperating income (expense)
Net gain (loss) on investments	231	(314)	545		89	142
Interest and dividend income	89	21	68		86	3
Interest expense	(69)	(54)	(15)		(59)	(10)
Total nonoperating income (expense)	251	(347)	598		116	135

Income before income taxes	1,866	1,321	545		1,554	312
Income tax expense	443	358	85		385	58
Net income	1,423	963	460		1,169	254
Less:
Net income (loss) attributable to noncontrolling interests	57	(114)	171		12	45
Net income attributable to BlackRock, Inc.	$1,366	$1,077	$289		$1,157	$209

Weighted-average common shares outstanding
Basic	149.6	151.3	(1.7)		149.9	(0.3)
Diluted	150.7	152.5	(1.7)		151.3	(0.6)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$9.13	$7.12	$2.01		$7.72	$1.41
Diluted	$9.06	$7.06	$2.00		$7.64	$1.42
Cash dividends declared and paid per share	$5.00	$4.88	$0.12		$5.00	$-

Supplemental information:

AUM (end of period)	$9,425,212	$8,487,410	$937,802		$9,090,271	$334,941
Shares outstanding (end of period)	149.4	151.0	(1.6)		149.9	(0.5)
GAAP:
Operating margin	36.2%	36.9%	(70)	bps	33.9%	230	bps
Effective tax rate	24.5%	24.9%	(40)	bps	25.0%	(50)	bps
As adjusted:
Operating income (1)	$1,675	$1,727	$(52)		$1,511	$164
Operating margin (1)	42.5%	43.7%	(120)	bps	40.4%	210	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$178	$(233)	$411		$87	$91
Net income attributable to BlackRock, Inc. (3)	$1,399	$1,122	$277		$1,200	$199
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$9.28	$7.36	$1.92		$7.93	$1.35
Effective tax rate	24.5%	24.9%	(40)	bps	25.0%	(50)	bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

	Six Months Ended
	June 30,
	2023	2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$6,762	$7,223	$(461)
Securities lending revenue	351	298	53
Total investment advisory, administration fees and securities lending revenue	7,113	7,521	(408)
Investment advisory performance fees	173	204	(31)
Technology services revenue	699	673	26
Distribution fees	638	742	(104)
Advisory and other revenue	83	85	(2)
Total revenue	8,706	9,225	(519)

Expense
Employee compensation and benefits	2,856	2,912	(56)
Distribution and servicing costs	1,023	1,146	(123)
Direct fund expense	659	633	26
General and administration expense	1,041	1,026	15
Amortization of intangible assets	74	76	(2)
Total expense	5,653	5,793	(140)

Operating income	3,053	3,432	(379)

Nonoperating income (expense)
Net gain (loss) on investments	320	(416)	736
Interest and dividend income	175	39	136
Interest expense	(128)	(108)	(20)
Total nonoperating income (expense)	367	(485)	852

Income before income taxes	3,420	2,947	473
Income tax expense	828	621	207
Net income	2,592	2,326	266
Less:
Net income (loss) attributable to noncontrolling interests	69	(187)	256
Net income attributable to BlackRock, Inc.	$2,523	$2,513	$10

Weighted-average common shares outstanding
Basic	149.8	151.5	(1.8)
Diluted	151.0	153.0	(1.9)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$16.85	$16.59	$0.26
Diluted	$16.70	$16.43	$0.27
Cash dividends declared and paid per share	$10.00	$9.76	$0.24

Supplemental information:

AUM (end of period)	$9,425,212	$8,487,410	$937,802
Shares outstanding (end of period)	149.4	151.0	(1.6)
GAAP:
Operating margin	35.1%	37.2%	(210)	bps
Effective tax rate	24.7%	19.8%	490	bps
As adjusted:
Operating income (1)	$3,186	$3,549	$(363)
Operating margin (1)	41.5%	43.9%	(240)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$265	$(298)	$563
Net income attributable to BlackRock, Inc. (3)	$2,599	$2,584	$15
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$17.21	$16.89	$0.32
Effective tax rate	24.7%	20.5%	420	bps

See pages 11 through 13 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	March 31,	inflows	Market		June 30,
	2023	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Retail:
Equity	$394,274	$1,997	$17,687	$1,517	$415,475	$400,742
Fixed income	305,937	4,361	(2,161)	1,312	309,449	307,599
Multi-asset	128,681	546	4,130	189	133,546	131,273
Alternatives	48,087	(3,115)	84	104	45,160	46,614
Retail subtotal	876,979	3,789	19,740	3,122	903,630	886,228
ETFs:
Equity	2,191,437	13,889	102,818	910	2,309,054	2,220,744
Fixed income	810,776	34,741	(8,499)	741	837,759	824,579
Multi-asset	7,688	(24)	182	46	7,892	7,715
Alternatives	64,402	(613)	(2,595)	33	61,227	63,996
ETFs subtotal	3,074,303	47,993	91,906	1,730	3,215,932	3,117,034
Institutional:
Active:
Equity	176,053	(6,439)	8,011	432	178,057	176,835
Fixed income	814,637	(4,650)	(2,698)	(122)	807,167	811,375
Multi-asset	629,018	16,930	15,544	2,577	664,069	641,330
Alternatives	158,632	3,551	972	271	163,426	160,607
Active subtotal	1,778,340	9,392	21,829	3,158	1,812,719	1,790,147
Index:
Equity	1,945,580	(13,764)	136,617	(9,675)	2,058,758	1,979,995
Fixed income	722,394	9,369	(10,514)	(6,773)	714,476	716,052
Multi-asset	6,493	(87)	112	(98)	6,420	6,387
Alternatives	3,244	(1)	(84)	(23)	3,136	3,159
Index subtotal	2,677,711	(4,483)	126,131	(16,569)	2,782,790	2,705,593
Institutional subtotal	4,456,051	4,909	147,960	(13,411)	4,595,509	4,495,740
Long-term	8,407,333	56,691	259,606	(8,559)	8,715,071	8,499,002
Cash management	682,938	23,471	1,886	1,846	710,141	688,238
Total	$9,090,271	$80,162	$261,492	$(6,713)	$9,425,212	$9,187,240
Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	March 31,	inflows	Market		June 30,
	2023	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Active:
Equity	$410,889	$(9,729)	$16,548	$955	$418,663	$412,335
Fixed income	1,098,737	(3,747)	(4,249)	803	1,091,544	1,095,152
Multi-asset	757,692	17,475	19,672	2,766	797,605	772,595
Alternatives	206,716	436	1,057	375	208,584	207,220
Active subtotal	2,474,034	4,435	33,028	4,899	2,516,396	2,487,302
Index and ETFs:
ETFs:
Equity	2,191,437	13,889	102,818	910	2,309,054	2,220,744
Fixed income	810,776	34,741	(8,499)	741	837,759	824,579
Multi-asset	7,688	(24)	182	46	7,892	7,715
Alternatives	64,402	(613)	(2,595)	33	61,227	63,996
ETFs subtotal	3,074,303	47,993	91,906	1,730	3,215,932	3,117,034
Non-ETF Index:
Equity	2,105,018	(8,477)	145,767	(8,681)	2,233,627	2,145,237
Fixed income	744,231	12,827	(11,124)	(6,386)	739,548	739,874
Multi-asset	6,500	(86)	114	(98)	6,430	6,395
Alternatives	3,247	(1)	(85)	(23)	3,138	3,160
Non-ETF Index subtotal	2,858,996	4,263	134,672	(15,188)	2,982,743	2,894,666
Index and ETFs subtotal	5,933,299	52,256	226,578	(13,458)	6,198,675	6,011,700
Long-term	$8,407,333	$56,691	$259,606	$(8,559)	$8,715,071	$8,499,002
Current Quarter Component Changes by Product Type (Long-Term)
		Net
	March 31,	inflows	Market		June 30,
	2023	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Equity	$4,707,344	$(4,317)	$265,133	$(6,816)	$4,961,344	$4,778,316
Fixed income	2,653,744	43,821	(23,872)	(4,842)	2,668,851	2,659,605
Multi-asset	771,880	17,365	19,968	2,714	811,927	786,705
Alternatives:
Illiquid alternatives	123,416	3,049	856	357	127,678	125,350
Liquid alternatives	80,151	(2,485)	276	114	78,056	78,905
Currency and commodities(3)	70,798	(742)	(2,755)	(86)	67,215	70,121
Alternatives subtotal	274,365	(178)	(1,623)	385	272,949	274,376
Long-term	$8,407,333	$56,691	$259,606	$(8,559)	$8,715,071	$8,499,002

(1)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)
Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Retail:
Equity	$370,612	$3,995	$37,415	$3,453	$415,475	$396,013
Fixed income	299,114	4,782	2,052	3,501	309,449	306,870
Multi-asset	125,168	(599)	8,471	506	133,546	129,891
Alternatives	48,581	(4,107)	414	272	45,160	47,489
Retail subtotal	843,475	4,071	48,352	7,732	903,630	880,263
ETFs:
Equity	2,081,742	3,784	219,991	3,537	2,309,054	2,192,715
Fixed income	758,093	68,254	9,146	2,266	837,759	803,927
Multi-asset	8,875	(1,651)	620	48	7,892	7,904
Alternatives	60,900	(687)	964	50	61,227	62,526
ETFs subtotal	2,909,610	69,700	230,721	5,901	3,215,932	3,067,072
Institutional:
Active:
Equity	168,734	(10,121)	17,995	1,449	178,057	173,796
Fixed income	774,955	11,052	19,312	1,848	807,167	801,706
Multi-asset	544,469	73,516	40,679	5,405	664,069	617,997
Alternatives	153,433	6,478	2,698	817	163,426	158,477
Active subtotal	1,641,591	80,925	80,684	9,519	1,812,719	1,751,976
Index:
Equity	1,814,266	(8,766)	258,022	(4,764)	2,058,758	1,942,828
Fixed income	704,661	13,609	(2,061)	(1,733)	714,476	714,153
Multi-asset	6,392	(226)	362	(108)	6,420	6,429
Alternatives	3,296	76	(216)	(20)	3,136	3,204
Index subtotal	2,528,615	4,693	256,107	(6,625)	2,782,790	2,666,614
Institutional subtotal	4,170,206	85,618	336,791	2,894	4,595,509	4,418,590
Long-term	7,923,291	159,389	615,864	16,527	8,715,071	8,365,925
Cash management	671,194	31,090	3,704	4,153	710,141	672,509
Total	$8,594,485	$190,479	$619,568	$20,680	$9,425,212	$9,038,434
Year-to-Date Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Active:
Equity	$392,836	$(14,822)	$37,748	$2,901	$418,663	$409,793
Fixed income	1,053,083	12,260	21,631	4,570	1,091,544	1,085,735
Multi-asset	669,629	72,918	49,147	5,911	797,605	747,880
Alternatives	202,012	2,370	3,113	1,089	208,584	205,966
Active subtotal	2,317,560	72,726	111,639	14,471	2,516,396	2,449,374
Index and ETFs:
ETFs:
Equity	2,081,742	3,784	219,991	3,537	2,309,054	2,192,715
Fixed income	758,093	68,254	9,146	2,266	837,759	803,927
Multi-asset	8,875	(1,651)	620	48	7,892	7,904
Alternatives	60,900	(687)	964	50	61,227	62,526
ETFs subtotal	2,909,610	69,700	230,721	5,901	3,215,932	3,067,072
Non-ETF Index:
Equity	1,960,776	(70)	275,684	(2,763)	2,233,627	2,102,844
Fixed income	725,647	17,183	(2,328)	(954)	739,548	736,994
Multi-asset	6,400	(227)	365	(108)	6,430	6,437
Alternatives	3,298	77	(217)	(20)	3,138	3,204
Non-ETF Index subtotal	2,696,121	16,963	273,504	(3,845)	2,982,743	2,849,479
Index and ETFs subtotal	5,605,731	86,663	504,225	2,056	6,198,675	5,916,551
Long-term	$7,923,291	$159,389	$615,864	$16,527	$8,715,071	$8,365,925
Year-to-Date Component Changes by Product Type (Long-Term)
		Net
	December 31,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Equity	$4,435,354	$(11,108)	$533,423	$3,675	$4,961,344	$4,705,352
Fixed income	2,536,823	97,697	28,449	5,882	2,668,851	2,626,656
Multi-asset	684,904	71,040	50,132	5,851	811,927	762,221
Alternatives:
Illiquid alternatives	117,751	7,481	1,482	964	127,678	123,067
Liquid alternatives	80,654	(4,610)	1,779	233	78,056	79,714
Currency and commodities(3)	67,805	(1,111)	599	(78)	67,215	68,915
Alternatives subtotal	266,210	1,760	3,860	1,119	272,949	271,696
Long-term	$7,923,291	$159,389	$615,864	$16,527	$8,715,071	$8,365,925

(1)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(3)
Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	June 30,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Retail:
Equity	$371,226	$(1,437)	$42,414	$3,272	$415,475	$385,196
Fixed income	313,860	(6,058)	(2,506)	4,153	309,449	306,249
Multi-asset	129,142	(3,720)	7,485	639	133,546	128,986
Alternatives	49,197	(4,426)	21	368	45,160	48,090
Retail subtotal	863,425	(15,641)	47,414	8,432	903,630	868,521
ETFs:
Equity	2,010,343	40,042	255,483	3,186	2,309,054	2,123,824
Fixed income	695,888	152,257	(13,756)	3,370	837,759	764,009
Multi-asset	7,868	(549)	614	(41)	7,892	7,851
Alternatives	70,197	(10,028)	1,021	37	61,227	62,166
ETFs subtotal	2,784,296	181,722	243,362	6,552	3,215,932	2,957,850
Institutional:
Active:
Equity	163,697	(5,956)	18,789	1,527	178,057	170,136
Fixed income	661,852	135,460	7,374	2,481	807,167	753,556
Multi-asset	534,159	88,470	37,226	4,214	664,069	581,246
Alternatives	151,154	10,103	1,169	1,000	163,426	154,626
Active subtotal	1,510,862	228,077	64,558	9,222	1,812,719	1,659,564
Index:
Equity	1,799,854	(43,320)	305,843	(3,619)	2,058,758	1,886,078
Fixed income	768,244	22,169	(74,685)	(1,252)	714,476	718,640
Multi-asset	7,296	(991)	212	(97)	6,420	6,680
Alternatives	5,209	(1,734)	(305)	(34)	3,136	3,585
Index subtotal	2,580,603	(23,876)	231,065	(5,002)	2,782,790	2,614,983
Institutional subtotal	4,091,465	204,201	295,623	4,220	4,595,509	4,274,547
Long-term	7,739,186	370,282	586,399	19,204	8,715,071	8,100,918
Cash management	739,457	(40,407)	5,532	5,559	710,141	690,482
Advisory	8,767	(8,764)	(3)	-	-	676
Total	$8,487,410	$321,111	$591,928	$24,763	$9,425,212	$8,792,076
Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	June 30,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Active:
Equity	$393,048	$(17,668)	$40,113	$3,170	$418,663	$402,006
Fixed income	953,957	125,397	6,236	5,954	1,091,544	1,037,866
Multi-asset	663,295	84,749	44,708	4,853	797,605	710,224
Alternatives	200,348	5,676	1,192	1,368	208,584	202,715
Active subtotal	2,210,648	198,154	92,249	15,345	2,516,396	2,352,811
Index and ETFs:
ETFs:
Equity	2,010,343	40,042	255,483	3,186	2,309,054	2,123,824
Fixed income	695,888	152,257	(13,756)	3,370	837,759	764,009
Multi-asset	7,868	(549)	614	(41)	7,892	7,851
Alternatives	70,197	(10,028)	1,021	37	61,227	62,166
ETFs subtotal	2,784,296	181,722	243,362	6,552	3,215,932	2,957,850
Non-ETF Index:
Equity	1,941,729	(33,045)	326,933	(1,990)	2,233,627	2,039,404
Fixed income	789,999	26,174	(76,053)	(572)	739,548	740,579
Multi-asset	7,302	(990)	215	(97)	6,430	6,688
Alternatives	5,212	(1,733)	(307)	(34)	3,138	3,586
Non-ETF Index subtotal	2,744,242	(9,594)	250,788	(2,693)	2,982,743	2,790,257
Index and ETFs subtotal	5,528,538	172,128	494,150	3,859	6,198,675	5,748,107
Long-term	$7,739,186	$370,282	$586,399	$19,204	$8,715,071	$8,100,918
Year-over-Year Component Changes by Product Type (Long-Term)
		Net
	June 30,	inflows	Market		June 30,
	2022	(outflows)	change	FX impact(1)	2023	Average AUM(2)
Equity	$4,345,120	$(10,671)	$622,529	$4,366	$4,961,344	$4,565,234
Fixed income	2,439,844	303,828	(83,573)	8,752	2,668,851	2,542,454
Multi-asset	678,465	83,210	45,537	4,715	811,927	724,763
Alternatives:
Illiquid alternatives	112,039	14,246	70	1,323	127,678	118,397
Liquid alternatives	83,770	(7,275)	1,445	116	78,056	80,744
Currency and commodities(3)	79,948	(13,056)	391	(68)	67,215	69,326
Alternatives subtotal	275,757	(6,085)	1,906	1,371	272,949	268,467
Long-term	$7,739,186	$370,282	$586,399	$19,204	$8,715,071	$8,100,918

(1)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(3)
Amounts include commodity ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$506	$550	$(44)	$500	$6	$1,006	$1,166	$(160)
ETFs	1,102	1,103	(1)	1,078	24	2,180	2,261	(81)
Non-ETF Index	197	186	11	177	20	374	373	1
Equity subtotal	1,805	1,839	(34)	1,755	50	3,560	3,800	(240)
Fixed income:
Active	482	503	(21)	468	14	950	1,037	(87)
ETFs	309	274	35	295	14	604	563	41
Non-ETF Index	88	102	(14)	87	1	175	220	(45)
Fixed income subtotal	879	879	-	850	29	1,729	1,820	(91)
Multi-asset	300	331	(31)	296	4	596	690	(94)
Alternatives:
Illiquid alternatives	206	184	22	201	5	407	363	44
Liquid alternatives	146	161	(15)	145	1	291	328	(37)
Currency and commodities	49	62	(13)	46	3	95	118	(23)
Alternatives subtotal	401	407	(6)	392	9	793	809	(16)
Long-term	3,385	3,456	(71)	3,293	92	6,678	7,119	(441)
Cash management	226	232	(6)	209	17	435	402	33
Total investment advisory, administration fees and securities lending revenue	3,611	3,688	(77)	3,502	109	7,113	7,521	(408)
Investment advisory performance fees:
Equity	15	3	12	6	9	21	15	6
Fixed income	-	13	(13)	1	(1)	1	22	(21)
Multi-asset	3	7	(4)	15	(12)	18	12	6
Alternatives:
Illiquid alternatives	79	65	14	21	58	100	102	(2)
Liquid alternatives	21	18	3	12	9	33	53	(20)
Alternatives subtotal	100	83	17	33	67	133	155	(22)
Total investment advisory performance fees	118	106	12	55	63	173	204	(31)
Technology services revenue	359	332	27	340	19	699	673	26
Distribution fees	319	361	(42)	319	-	638	742	(104)
Advisory and other revenue:
Advisory	31	15	16	14	17	45	31	14
Other	25	24	1	13	12	38	54	(16)
Total advisory and other revenue	56	39	17	27	29	83	85	(2)
Total revenue	$4,463	$4,526	$(63)	$4,243	$220	$8,706	$9,225	$(519)

Highlights

•
Investment advisory, administration fees and securities lending revenue decreased $77 million from the second quarter of 2022, primarily driven by the negative impact of market beta on average AUM over the last twelve months, partially offset by higher securities lending revenue. Securities lending revenue of $184 million increased from $160 million in the second quarter of 2022, primarily reflecting higher spreads.

Investment advisory, administration fees and securities lending revenue increased $109 million from the first quarter of 2023, primarily driven by higher average AUM, the effect of one additional day in the quarter and higher securities lending revenue. Securities lending revenue of $184 million increased from $167 million in the first quarter of 2023, primarily reflecting higher spreads.

•
Performance fees increased $12 million from the second quarter of 2022 and $63 million from the first quarter of 2023, primarily reflecting higher revenue from illiquid alternative products.
•
Technology services revenue increased $27 million from the second quarter of 2022 and $19 million from the first quarter of 2023, reflecting continued strong client demand for Aladdin but also the impact of fixed income market movements over the last twelve months on positions held on the Aladdin platform. Technology services annual contract value (“ACV”)(1) increased 8% from the second quarter of 2022, and was similarly impacted by fixed income market movements.
•
Advisory and other revenue increased $17 million from the second quarter of 2022 and $29 million from the first quarter of 2023, primarily reflecting higher revenue from advisory assignments.

(1)
See note (4) to the condensed consolidated statements of income and supplemental information on page 13 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Operating expense
Employee compensation and benefits	$1,429	$1,414	$15	$1,427	$2	$2,856	$2,912	$(56)
Distribution and servicing costs	518	572	(54)	505	13	1,023	1,146	(123)
Direct fund expense	344	304	40	315	29	659	633	26
General and administration expense:
Marketing and promotional	82	76	6	80	2	162	136	26
Occupancy and office related	100	106	(6)	110	(10)	210	205	5
Portfolio services	69	67	2	68	1	137	136	1
Sub-advisory	19	20	(1)	20	(1)	39	42	(3)
Technology	141	148	(7)	135	6	276	293	(17)
Professional services	35	42	(7)	42	(7)	77	82	(5)
Communications	12	10	2	12	-	24	21	3
Foreign exchange remeasurement	2	2	-	(1)	3	1	(1)	2
Contingent consideration fair value adjustments	1	-	1	-	1	1	1	-
Other general and administration	59	59	-	55	4	114	111	3
Total general and administration expense	520	530	(10)	521	(1)	1,041	1,026	15
Amortization of intangible assets	37	38	(1)	37	-	74	76	(2)
Total operating expense	$2,848	$2,858	$(10)	$2,805	$43	$5,653	$5,793	$(140)

Highlights

•
Employee compensation and benefits expense increased $15 million from the second quarter of 2022, reflecting higher base compensation, driven primarily by base salary increases, partially offset by lower incentive compensation, primarily as a result of lower operating income.
•
Direct fund expense increased $40 million from the second quarter of 2022 and $29 million from the first quarter of 2023, primarily reflecting higher average index AUM and lower rebates.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Nonoperating income (expense), GAAP basis	$251	$(347)	$598	$116	$135	$367	$(485)	$852
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	57	(114)	171	12	45	69	(187)	256
Nonoperating income (expense), net of NCI	194	(233)	427	104	90	298	(298)	596
Less: Hedge gain (loss) on deferred cash compensation plans(1)	16	-	16	17	(1)	33	-	33
Nonoperating income (expense), net of NCI, as adjusted(2)	$178	$(233)	$411	$87	$91	$265	$(298)	$563

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Net gain (loss) on investments, net of NCI
Private equity	$151	$(8)	$159	$39	$112	$190	$2	$188
Real assets	2	1	1	6	(4)	8	14	(6)
Other alternatives(3)	4	(5)	9	6	(2)	10	(1)	11
Other investments(4)	(7)	(112)	105	12	(19)	5	(187)	192
Hedge gain (loss) on deferred cash compensation plans(1)	16	-	16	17	(1)	33	-	33
Subtotal	166	(124)	290	80	86	246	(172)	418
Other gains (losses)	8	(76)	84	(3)	11	5	(57)	62
Total net gain (loss) on investments, net of NCI	174	(200)	374	77	97	251	(229)	480
Interest and dividend income	89	21	68	86	3	175	39	136
Interest expense	(69)	(54)	(15)	(59)	(10)	(128)	(108)	(20)
Net interest income (expense)	20	(33)	53	27	(7)	47	(69)	116
Nonoperating income (expense), net of NCI	194	(233)	427	104	90	298	(298)	596
Less: Hedge gain (loss) on deferred cash compensation plans(1)	16	-	16	17	(1)	33	-	33
Nonoperating income (expense), net of NCI, as adjusted(2)	$178	$(233)	$411	$87	$91	$265	$(298)	$563

(1)
Amount relates to the gain (loss) from economically hedging certain BlackRock deferred cash compensation plans.
(2)
Management believes nonoperating income (expense), net of NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP see notes to the condensed consolidated statements of income and supplemental information on pages 11 through 13.
(3)
Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(4)
Amounts primarily include net gains (losses) related to unhedged seed investments.

summary of INCOME TAX EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2023	2022	Change	2023	Change	2023	2022	Change
Income tax expense	$443	$358	$85	$385	$58	$828	$621	$207
Effective tax rate	24.5%	24.9%	(40) bps	25.0%	(50) bps	24.7%	19.8%	490 bps

Highlights

•
First quarter 2022 income tax expense included $133 million of discrete tax benefits related to stock-based compensation awards that vested in the first quarter and the resolution of certain outstanding tax matters.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2023	2022	2023	2023	2022
Operating income, GAAP basis	$1,615	$1,668	$1,438	$3,053	$3,432
Non-GAAP expense adjustments:
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans (a)	12	-	20	32	-
Amortization of intangible assets (b)	37	38	37	74	76
Acquisition-related compensation costs (b)	4	6	5	9	13
Acquisition-related transaction costs (b)(1)	3	-	-	3	-
Contingent consideration fair value adjustments (b)	1	-	-	1	1
Lease costs - New York (c)	3	15	11	14	27
Operating income, as adjusted (1)	$1,675	$1,727	$1,511	$3,186	$3,549
Revenue, GAAP basis	$4,463	$4,526	$4,243	$8,706	$9,225
Non-GAAP adjustments:
Distribution fees	(319)	(361)	(319)	(638)	(742)
Investment advisory fees	(199)	(211)	(186)	(385)	(404)
Revenue used for operating margin measurement	$3,945	$3,954	$3,738	$7,683	$8,079
Operating margin, GAAP basis	36.2%	36.9%	33.9%	35.1%	37.2%
Operating margin, as adjusted (1)	42.5%	43.7%	40.4%	41.5%	43.9%

(1)
Amount included within general and administration expense.

See note (1) to the condensed consolidated statements of income and supplemental information on page 12 for more information on as adjusted items.

RECONCILIATION OF GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2023	2022	2023	2023	2022
Nonoperating income (expense), GAAP basis	$251	$(347)	$116	$367	$(485)
Less: Net income (loss) attributable to NCI	57	(114)	12	69	(187)
Nonoperating income (expense), net of NCI	194	(233)	104	298	(298)
Less : Hedge gain (loss) on deferred cash compensation plans (a)	16	-	17	33	-
Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted (2)	$178	$(233)	$87	$265	$(298)

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 12 and 13 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions, except per share data), (unaudited)	2023	2022	2023	2023	2022
Net income attributable to BlackRock, Inc., GAAP basis	$1,366	$1,077	$1,157	$2,523	$2,513
Non-GAAP adjustments(1):
Net impact of hedged deferred cash compensation plans (a)	(3)	-	2	(1)	-
Amortization of intangible assets (b)	28	29	28	56	58
Acquisition-related compensation costs (b)	3	5	4	7	10
Acquisition-related transaction costs (b)	2	-	-	2	-
Contingent consideration fair value adjustments (b)	1	-	-	1	1
Lease costs - New York (c)	2	11	9	11	20
Income tax matters	-	-	-	-	(18)
Net income attributable to BlackRock, Inc., as adjusted (3)	$1,399	$1,122	$1,200	$2,599	$2,584
Diluted weighted-average common shares outstanding	150.7	152.5	151.3	151.0	153.0
Diluted earnings per common share, GAAP basis	$9.06	$7.06	$7.64	$16.70	$16.43
Diluted earnings per common share, as adjusted (3)	$9.28	$7.36	$7.93	$17.21	$16.89

(1)
Non-GAAP adjustments are net of tax excluding income tax matters.

See note (3) to the condensed consolidated statements of income and supplemental information on page 13 for more information on as adjusted items.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP financial measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•
Operating income, as adjusted, includes the following non-GAAP expense adjustments:
(a)
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans. Beginning in the first quarter of 2023, the Company updated its definition of operating income, as adjusted, to exclude compensation expense related to the market valuation changes on certain deferred cash compensation plans, which the Company began hedging economically in 2023. For these deferred cash compensation plans, the final value of the deferred amount to be distributed to employees in cash upon vesting is determined based on the returns on specified investment funds. The Company recognizes compensation expense for the appreciation (depreciation) of the deferred cash compensation liability in proportion to the vested amount of the award during a respective period, while the gain (loss) to economically hedge these plans is immediately recognized in nonoperating income (expense), which creates a timing difference impacting net income. This timing difference will reverse and offset to zero over the life of the award at the end of the multi-year vesting period. Management believes excluding market valuation changes related to the deferred cash compensation plans in the calculation of operating income, as adjusted, provides useful disclosure to both management and investors of the Company’s financial performance over time as these amounts are economically hedged, while also increasing comparability with other companies.
(b)
Acquisition related costs. Acquisition related costs include adjustments related to amortization of intangible assets, other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies.
(c)
Lease costs – New York. In 2022 and 2023, the Company continued to recognize lease expense within general and administration expense for both its current headquarters located at 50 Hudson Yards in New York and prior headquarters until the Company's lease on its prior headquarters expired in April 2023. The Company began lease payments related to its current headquarters in May 2023, but began recording lease expense in August 2021 when it obtained access to the building to begin its tenant improvements. Prior to the Company’s move to its current headquarters in February 2023, the impact of lease costs related to 50 Hudson Yards was excluded from operating income, as adjusted. In February 2023, the Company completed the majority of its move to 50 Hudson Yards and no longer excluded the impact of these lease costs. Subsequently, from February 2023 through April 2023, the Company excluded the impact of lease costs related to the Company's prior headquarters. Management believes excluding the impact of these respective New York lease costs (“Lease costs – New York”) when calculating operating income, as adjusted, is useful to assess the Company’s financial performance, ongoing operations, and enhances comparability among periods presented.

•
Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, excludes the gain (loss) on the economic hedge of certain deferred cash compensation plans. As the gain (loss) on investments and derivatives used to hedge these compensation plans over time substantially offsets the compensation expense related to the market valuation changes on these deferred cash compensation plans, which is included in operating income, GAAP basis, management believes excluding the gain (loss) on the economic hedge of the deferred cash compensation plans when calculating nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, provides a useful measure for both management and investors of BlackRock’s nonoperating results that impact book value.

(3) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See notes (1) and (2) above regarding operating income, as adjusted, for information on the updated presentation of non-GAAP adjustments. For each period presented, the non-GAAP adjustments were tax effected at the respective blended rates applicable to the adjustments. Amounts for income tax matters represent net noncash (benefit) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill as a result of tax rate changes. These amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to enhance comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted, divided by diluted weighted-average common shares outstanding.

(4) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services’ ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services revenue over time, as it is linked to the net new business in technology services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management (“AUM”); (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures; (7) BlackRock’s ability to integrate acquired businesses successfully; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (12) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (13) changes in law and policy and uncertainty pending any such changes; (14) any failure to effectively manage conflicts of interest; (15) damage to BlackRock’s reputation; (16) geopolitical unrest, terrorist activities, civil or international hostilities, including the war between Russia and Ukraine, and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (17) a pandemic or health crisis, and related impact on BlackRock’s business, operations and financial condition; (18) climate-related risks to BlackRock's business, products, operations and clients; (19) the ability to attract, train and retain highly qualified and diverse professionals; (20) fluctuations in the carrying value of BlackRock’s economic investments; (21) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (22) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (23) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (24) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (25) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds (“ETF”) platform; (26) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (27) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2023 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2023. The performance data does not include accounts terminated prior to June 30, 2023 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares® funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2023 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.